Components of Net Periodic Pension Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011	Dec. 25, 2010
Defined Benefit Plan Disclosure [Line Items]
Service cost
Interest cost	8,639	9,838	10,466
Expected return on plan assets	(10,674)	(9,336)	(8,039)
Net periodic pension cost (benefit)	$ (2,035)	$ 502	$ 2,427
Long-term rate of return on plan assets	6.00%	6.00%	6.77%
Discount rate	4.40%	4.70%	5.40%
Salary increases
Inflation	3.00%	3.00%	3.40%